Supplement Dated January 30, 2019 to
Prospectus dated May 1, 2019
for Protective Dimensions III
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account
Effective immediately, annually updated prospectuses for the Protective Dimensions III (“Contract”) will no longer be prepared or delivered. However, existing contract owners (“Owners”) will continue to receive other types of information in order to remain apprised of their investments and other activity occurring under their Contract. This information may include the following:

1.	Current prospectuses, annual and semi-annual reports, and other periodic reports or disclosure materials of the underlying Portfolios;

2.	Confirmations of Owner transactions;

3.	Audited financial statements of Protective Life Insurance Company and Protective Variable Annuity Separate Account; and

4.	A quarterly statement of the number of units and values in each Owner’s Annuity Account.
For information about your Contract, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

This Supplement Should Be Retained with Your Prospectus for Future Reference.